Exhibit 99.1

Saga Communications, Inc.
Reports 3rd Quarter 2004 Results

Contact:
Samuel D. Bush
313/886-7070

Grosse Pointe Farms, MI – October 28, 2004 – Saga Communications, Inc. (NYSE-SGA) today reported net income of $4.3 million ($.20 per fully diluted share) for the quarter ended September 30, 2004 compared to $3.5 million ($.16 per fully diluted share) for 2003. For the same period, operating income increased 2.6% to approximately $8.3 million. Net operating revenue increased 12.6% to approximately $34.3 million and station operating expense increased 17.3% to approximately $24.0 million (station operating expense now includes depreciation and amortization attributable to the stations). On a same station basis for the quarter, net operating revenue increased 6.7% to approximately $32.5 million, station operating expense increased 9.5% to approximately $22.4 million and operating income increased 0.2% to approximately $8.1 million.

For the nine month period ended September 30, 2004 net income was $11.7 million ($.55 per fully diluted share) compared to $9.4 million ($.44 per fully diluted share) for 2003. For the same period operating income increased 13.5% to approximately $22.7 million. Net operating revenue increased 11.5% to approximately $98.6 million and station operating expense increased 10.5% to approximately $69.9 million (station operating expense now includes depreciation and amortization attributable to the stations). On a same station basis for the nine month period, net operating revenue increased 6.1% to approximately $93.7 million, station operating expense increased 3.8% to approximately $65.6 and operating income increased 10.5% to approximately $22.2 million.

Capital expenditures in the third quarter of 2004 were approximately $4.0 million with approximately $1.2 million being spent as a result of acquisitions. For the nine months ended September 30, 2004, capital expenditures were approximately $8.3 million with $2.7 million being spent as a result of acquisitions. For the year ending December 31, 2004, total capital expenditures are expected to approximate $9.5 — $10.0 million net of insurance proceeds with approximately $4.0 million being spent as a result of acquisitions, $1.5 million on our Victoria television tower project, and $1 million on our Portland tower projects.

The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2004 and 2003 acquisitions and dispositions occurred as of January 1, 2003.

Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to access its financial performance. Such non-GAAP measures include station operating income, same station financial information, pro forma station operating income and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.

Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The company owns or operates broadcast properties in 24 markets, including 53 FM and 26 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 3 low power television stations. Additionally, Saga has entered into agreements to acquire an AM and FM serving the Asheville, NC radio market, 2 FMs and 2 AMs serving the Ithaca NY radio market and 2FMs and 1 AM serving the Charlottesville, VA radio market. For additional information contact us at 313/886-7070 or visit our website at www.sagacommunications.com.

Saga’s third quarter results conference call will be on Thursday, October 28 at 2:00PM EDT. The dial in number for domestic calls is 800/450-0788. For international callers the number is 612/332-0637. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 749363. Thereafter, a transcript of the call will be available on our website.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes”, “expects”, “anticipates”, “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Nine Month Periods
Ended September 30, 2004 and 2003
(amounts in 000’s except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Operating Results
Net revenue	$34,262	$30,433	$98,562	$88,364
Station operating expense	24,006	20,470	69,924	63,281
Corporate general and administrative	1,927	1,844	5,938	5,084

Operating income	8,329	8,119	22,700	19,999
Interest expense	1,036	1,081	3,216	3,773
Other (income) expense, net	210	1,215	283	850

Income before income tax	7,083	5,823	19,201	15,376
Income tax expense	2,765	2,356	7,491	6,031

Net income	$4,318	$3,467	$11,710	$9,345

Earnings per share:
Basic	$.21	$.17	$.56	$.45

Diluted	$.20	$.16	$.55	$.44

Weighted average common shares	20,750	20,810	20,792	20,810
Weighted average common shares and common equivalents	21,116	21,292	21,227	21,303
Free Cash Flow
Net Income	$4,318	$3,467	$11,710	$9,345
Plus Depreciation and amortization:
Station	1,783	1,632	5,176	5,133
Corporate	49	50	148	149
Deferred tax provision	1,135	793	3,074	2,128
Less: Capital expenditures	(3,986)	(2,207)	(8,249)	(6,410)

Free cash flow	$3,299	$3,735	$11,859	$10,345

Balance Sheet Data
Working capital			$20,425	$31,642
Net fixed assets			65,404	61,355
Net intangible and other assets			174,857	149,004
Total assets			275,847	255,665
Long term debt (including current portion of $0 and $72, respectively)			121,161	120,793
Stockholders’ equity			115,912	102,439

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
September 30, 2004 and 2003
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
Consolidated	2004	2003	2004	2003	2004	2003
Net operating revenue	$34,262	$30,433	$32,483	$30,433	$34,262	$32,192
Station operating expense	24,006	20,470	22,417	20,470	24,005	22,109
Corporate general and administrative	1,927	1,844	1,927	1,844	1,927	1,844

Operating income	8,329	8,119	8,139	8,119	8,330	8,239
Interest expense	1,036	1,081			1,036	1,154
Other (income) expense, net	210	1,215			210	1,215
Income tax expense	2,765	2,356			2,765	2,370

Net income	$4,318	$3,467			$4,319	$3,500

Earnings per share:
Basic	$0.21	$0.17			$0.21	$0.17

Diluted	$0.20	$0.16			$0.20	$0.16

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
Radio Segment	2004	2003	2004	2003	2004	2003
Net operating revenue	$30,616	$27,370	$28,837	$27,370	$30,616	$29,129
Station operating expense	20,781	17,796	19,192	17,796	20,780	18,083

Operating income	$9,835	$9,574	$9,645	$9,574	$9,836	$11,046

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
Television Segment	2004	2003	2004	2003	2004	2003
Net operating revenue	$3,646	$3,063	$3,646	$3,063	$3,646	$3,063
Station operating expense	3,225	2,674	3,225	2,674	3,225	2,674

Operating income	$421	$389	$421	$389	$421	$389

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
Depreciation and amortization	September 30,		September 30,		September 30,
by segment	2004	2003	2004	2003	2004	2003
Radio Segment	1,361	1,279	1,197	1,279	1,360	1,352
Television Segment	422	353	422	353	422	353
Corporate and Other	49	50	49	50	49	50

	$1,832	$1,682	$1,668	$1,682	$1,831	$1,755

(1)	Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Nine Months Ended
September 30, 2004 and 2003
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
Consolidated	2004	2003	2004	2003	2004	2003
Net operating revenue	$98,562	$88,364	$93,696	$88,324	$99,417	$94,051
Station operating expense	69,924	63,281	65,595	63,188	70,678	68,283
Corporate general and administrative	5,938	5,084	5,938	5,084	5,938	5,084

Operating income	22,700	19,999	$22,163	$20,052	22,801	20,684
Interest expense	3,216	3,773			3,216	3,990
Other (income) expense, net	283	850			283	850
Income tax expense	7,491	6,031			7,536	6,221

Net income	$11,710	$9,345			$11,766	$9,623

Earnings per share:
Basic	$0.56	$0.45			$0.57	$0.46

Diluted	$0.55	$0.44			$0.55	$0.45

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
Radio Segment	2004	2003	2004	2003	2004	2003
Net operating revenue	$87,997	$79,570	$83,866	$79,530	$88,852	$85,257
Station operating expense	60,399	55,120	56,227	55,027	61,153	60,122

Operating income	$27,598	$24,450	$27,639	$24,503	$27,699	$25,135

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
Television Segment	2004	2003	2004	2003	2004	2003
Net operating revenue	$10,565	$8,794	$9,830	$8,794	$10,565	$8,794
Station operating expense	9,525	8,161	9,368	8,161	9,525	8,161

Operating income	$1,040	$633	$462	$633	$1,040	$633

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
Depreciation and amortization	September 30,		September 30,		September 30,
by segment	2004	2003	2004	2003	2004	2003
Radio Segment	3,913	3,997	3,574	3,997	4,042	4,315
Television Segment	1,263	1,136	1,208	1,136	1,263	1,136
Corporate and Other	148	149	148	149	148	149

	$5,324	$5,282	$4,930	$5,282	$5,453	$5,600

(1)	Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
September 30, 2004 and 2003
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
Consolidated	2004	2003	2004	2003	2004	2003	2004	2003
Net operating revenue	$29,954	$27,811	$35,201	$34,048	$34,262	$32,192		$34,218
Station operating expense	22,802	22,295	23,871	23,879	24,005	22,109		23,954
Corporate general and administrative	1,732	1,295	2,279	1,945	1,927	1,844		1,565

Operating income	5,420	4,221	9,051	8,224	8,330	8,239		8,699
Interest expense	1,095	1,607	1,085	1,229	1,036	1,154		1,006
Other (income) expense, net	8	(8)	65	(357)	210	1,215		281
Income tax expense	1,691	1,044	3,080	2,807	2,765	2,370		2,787

Net income	$2,626	$1,578	$4,821	$4,545	$4,319	$3,500		$4,625

Earnings per share:
Basic	$0.13	$0.08	$0.23	$0.22	$0.21	$0.17		$0.22

Diluted	$0.12	$0.07	$0.23	$0.21	$0.20	$0.16		$0.22

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
Radio Segment	2004	2003	2004	2003	2004	2003	2004	2003
Net operating revenue	$26,800	$25,195	$31,436	$30,933	$30,616	$29,129		$30,780
Station operating expense	19,766	19,619	20,607	21,068	20,780	19,435		20,946

Operating income	$7,034	$5,576	$10,829	$9,865	$9,836	$9,694		$9,834

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
Television Segment	2004	2003	2004	2003	2004	2003	2004	2003
Net operating revenue	$3,154	$2,616	$3,765	$3,115	$3,646	$3,063		$3,438
Station operating expense	3,036	2,676	3,264	2,811	3,225	2,674		3,008

Operating income (loss)	$118	$(60)	$501	$304	$421	$389		$430

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
Depreciation and amortization	March 31,		June 30,		September 30,		December 31,
by segment	2004	2003	2004	2003	2004	2003	2004	2003
Radio Segment	$1,325	$1,488	$1,357	$1,475	$1,360	$1,352		$1,257
Television Segment	415	392	426	391	422	353		438
Corporate and Other	49	50	50	49	49	50		50

	$1,789	$1,930	$1,833	$1,915	$1,831	$1,755		$1,745

(1)	Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
September 30, 2004 and 2003
(Unaudited)

Reconciliation of As Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
Consolidated	2004	Period	2004	2003	Period	2003
Net operating revenue	$34,262	$(1,779)	$32,483	$30,433	$0	$30,433
Station operating expense	24,006	(1,589)	22,417	20,470	0	20,470
Corporate general and administrative	1,927	—	1,927	1,844	—	1,844

Operating income	$8,329	$(190)	$8,139	$8,119	$0	$8,119

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
Radio Segment	2004	Period	2004	2003	Period	2003
Net operating revenue	$30,616	$(1,779)	$28,837	$27,370	$0	$27,370
Station operating expense	20,781	(1,589)	19,192	17,796	0	17,796

Operating income	$9,835	$(190)	$9,645	$9,574	$0	$9,574

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
Television Segment	2004	Period	2004	2003	Period	2003
Net operating revenue	$3,646	$0	$3,646	$3,063	$0	$3,063
Station operating expense	3,225	0	3,225	2,674	0	2,674

Operating income	$421	$0	$421	$389	$0	$389

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Nine Months Ended
September 30, 2004 and 2003
(Unaudited)

Reconciliation of As Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
Consolidated	2004	Period	2004	2003	Period	2003
Net operating revenue	$98,562	$(4,866)	$93,696	$88,364	$(40)	$88,324
Station operating expense	69,924	(4,329)	65,595	63,281	(93)	63,188
Corporate general and administrative	5,938	—	5,938	5,084	—	5,084

Operating income	$22,700	$(537)	$22,163	$19,999	$53	$20,052

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
Radio Segment	2004	Period	2004	2003	Period	2003
Net operating revenue	$87,997	$(4,131)	$83,866	$79,570	$(40)	$79,530
Station operating expense	60,399	(4,172)	56,227	55,120	(93)	55,027

Operating income	$27,598	$41	$27,639	$24,450	$53	$24,503

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
Television Segment	2004	Period	2004	2003	Period	2003
Net operating revenue	$10,565	$(735)	$9,830	$8,794	$0	$8,794
Station operating expense	9,525	(157)	9,368	8,161	0	8,161

Operating income	$1,040	$(578)	$462	$633	$0	$633